UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-04710

The Asia Pacific Fund, Inc.

Exact name of registrant as specified in charter:

Gateway Center 3,

100 Mulberry Street,

Newark, New Jersey 07102

Address of principal executive offices:

Deborah A. Docs

Gateway Center 3,

100 Mulberry Street,

Newark, New Jersey 07102

Name and address of agent for service:

Registrant’s telephone number, including area code: 973-367-7521

Date of fiscal year end: 3/31/2010

Date of reporting period: 3/31/2010

Item 1 – Reports to Stockholders

ANNUAL REPORT

March 31, 2010

The Asia Pacific Fund, Inc.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that The Asia Pacific Fund, Inc. (the “Fund”) may purchase, from time to time, shares of its common stock at market prices.

This report, including the financial statements herein, is transmitted to the shareholders of the Fund for their information. This is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report.

The Asia Pacific Fund, Inc.

Gateway Center Three

100 Mulberry Street

Newark, NJ 07102-4077

For general information on the Fund, please call (toll-free) the Altman Group, our shareholders’ servicing agent, at: 1-(888) 4-ASIA-PAC

Current information about the Fund is available on its website (http://www.asiapacificfund.com). This website includes monthly updates of the Fund’s performance and other data as well as the Manager’s quarterly presentation of performance and asset allocations and comments on the current Asian outlook.

The Fund’s CUSIP number is 044901106.

The Asia Pacific Fund, Inc.

Share Price, Net Asset Value and Distribution History (Unaudited)

Quarter End	Closing Price at Quarter End	Net Asset Value per Share at Quarter End	Dividends and Distributions During Quarter*
Financial Year 2009/2010
June	$8.38	$8.89	—
September	9.68	10.24	—
December	10.40	11.08	—
March	9.95	10.97	—

Financial Year 2008/2009
June	$17.97	$19.81	—
September	13.22	15.21	—
December	6.42	6.98	$5.10
March	6.23	6.75	—

Financial Year 2007/2008
June	$25.31	$28.75	—
September	32.45	35.86	—
December	24.27	25.40	$8.15
March	19.75	21.70	—

Financial Year 2006/2007
June	$18.90	$20.18	—
September	19.90	21.96	—
December	22.80	23.46	$2.96
March	21.22	24.03	—

Financial Year 2005/2006
June	$15.25	$16.69	—
September	16.21	17.89	—
December	16.61	18.65	$0.68
March	18.39	20.54	—

*	Total per share distributions over the 5 years to March 31, 2010 amounted to $16.89. Total per share distributions over the Fund’s life (commencement of operations: May 4, 1987) have amounted to $30.78.

The Asia Pacific Fund, Inc.

The Fund’s Management

Directors

Michael J. Downey, Chairman

Jessica M. Bibliowicz

David J. Brennan

Robert H. Burns

Robert F. Gunia

Douglas Tong Hsu

Duncan M. McFarland

David G. P. Scholfield

Nicholas T. Sibley

Officers

Brian A. Corris, President

Grace C. Torres, Vice-President

M. Sadiq Peshimam, Treasurer and Chief Financial Officer

Deborah A. Docs, Secretary and Chief Legal Officer

Andrew R. French, Assistant Secretary

Valerie M. Simpson, Chief Compliance Officer

Theresa C. Thompson, Deputy Chief Compliance Officer

Investment Manager

Baring Asset Management (Asia) Limited

1901 Edinburgh Tower

15 Queen’s Road Central

Hong Kong

Administrator

Prudential Investments LLC

Gateway Center Three

100 Mulberry Street

Newark, NJ 07102-4077

Custodian

The Bank of New York Mellon

One Wall Street

New York, NY 10286

Transfer Agent

Computershare Trust Company N.A.

P.O. Box 43011

Providence, RI 02940-3011

Independent Registered Public Accounting Firm

KPMG LLP

345 Park Avenue

New York, NY 10154

Legal Counsel

Sullivan & Cromwell LLP

125 Broad Street

New York, New York 10004

The Asia Pacific Fund, Inc.

Report of the Investment Manager (Unaudited)

for the fiscal year ended March 31, 2010

Overview

During the fiscal year ended March 31, 2010, the Fund’s net asset value (NAV) per share, on a dividend reinvested basis, rose by 62.5%.

This compares with an increase of 69.4% in the Fund’s reference benchmark, the MSCI All Countries Far East Ex-Japan Gross Index. By way of international comparison, the returns of the S&P 500 Price and MSCI World Gross indices were +46.6% and +53.2%, respectively.

The top three performing markets, as measured by the MSCI country indices in US dollar terms over the period, were Indonesia (+147.6%), India (+115.9%) and Thailand (+111.3%). The bottom three were Hong Kong (+64.8%), Taiwan (+60.0%) and China (+58.0%). With the exceptions of the Chinese Renminbi and the Hong Kong dollar, all other Asian currencies rose against the US dollar.

An analysis of Asian markets over the fiscal year to March 31, 2010 shows two distinct phases, as highlighted in Chart 1.

Chart 1. MSCI AC Far East Ex-Japan Price Index and MSCI China Price Index (USD) (March 2009 – March 2010)

Both indices re-based to 100 at March 31, 2009.

Source: Factset.

The Asia Pacific Fund, Inc.

The period from March 2009 to early 2010 witnessed a strong rally in all global and Asian equity markets. Investor sentiment was boosted by four key factors. First, while still needing substantial support from their central banks and governments, the American, British and European financial systems were solvent, and some even reported a big bounce in profits in recent quarters. Secondly, led by China, the world economy and corporate profitability started to show a positive trend from mid-2009. Thirdly, all central banks maintained a very easy monetary policy, thus fuelling investor’s appetite for risky assets; and, finally, equity valuations were cheap at the beginning of the financial year.

From early January 2010 to date, equity markets consolidated, trapped in a 10-20% trading range. This can be explained by the fact that while GDP and corporate earnings continued to be upgraded, their rate of improvement has started to decelerate. In addition, a number of central banks have started to “normalize” their easy monetary policy by raising interest rates (Australia, India) or by siphoning off excess liquidity in their banking system (China), thus exerting a negative impact on their equity markets.

The strategy followed in the Fund was to increase exposure to China, India and Indonesia, at the expense of Korea, Taiwan, and ASEAN markets. The Fund’s focus on China, India and Indonesia is based on the long-term theme of investing in countries in Asia which are expected to produce a strong and sustainable economic growth rate, boosted by rising wealth, favorable demographics and relatively stable politics. In addition, these countries’ investment universes offer a large number of high growth companies from a diverse set of industries, with good management. In terms of major shifts at the sectoral level, the Investment Manager added to Industrials, Consumer Discretionary and Technology, funded from Financials, Telecoms and Utilities.

Over the period, the Fund underperformed slightly against its reference benchmark. This was caused principally by stock selection, especially in China, Taiwan and Indonesia. At the asset allocation level, there was a small detraction of value, resulting from the holding of transitional cash over the period under review.

At the sectoral level, the economic-sensitive cyclical sectors outperformed, notably Consumer Discretionary, Materials and Energy. Relative under-performers included Utilities, Telecoms and Industrials.

An analysis of the various styles shows that value and small-cap styles dominated over the fiscal year.

The Asia Pacific Fund, Inc.

Report of the Investment Manager (Unaudited)

continued

Table 1. Stock Market Performance

Period: 03/31/2009 to 03/31/2010 (MSCI free indices on a gross basis in USD terms)

Country - Index	2Q 2009%	3Q 2009%	4Q 2009%	1Q 2010%	1 Yr to 03/31/2010%
North Asia
South Korea	25.1	34.5	2.3	4.0	79.1
Hong Kong	35.8	14.4	3.6	2.4	64.8
Taiwan	25.0	23.1	8.1	–3.8	60.0
China	35.8	7.9	9.6	–1.6	58.0
ASEAN
Indonesia	54.9	38.1	5.2	10.0	147.6
Thailand	53.8	20.0	1.1	13.3	111.3
Singapore	46.0	19.4	9.8	–1.3	88.9
Malaysia	28.1	14.8	6.7	9.1	71.1
Philippines	24.4	15.2	9.8	5.2	65.6
South Asia
India	59.8	19.6	7.7	4.9	115.9
Region
All Countries Far East Ex-Japan Gross	32.5	19.1	6.5	0.9	69.4
Source: Morgan Stanley Capital International, Factset.

Table 2. Currency Market Performance vs USD (Month-ends)

Period: 03/31/2009 to 03/31/2010

Currency USD/local rate	March 2009	June 2009	Sept 2009	Dec 2009	March 2010	12M Change (%)
North Asia
South Korean Won	1,383	1,274	1,178	1,164	1,132	22.3
New Taiwan Dollar	33.91	32.81	32.15	31.99	31.76	6.8
Chinese Renminbi	6.83	6.83	6.83	6.83	6.83	0.0
Hong Kong Dollar	7.75	7.75	7.75	7.75	7.76	-0.2
ASEAN
Indonesian Rupiah	11,555	10,208	9,665	9,395	9,100	27.0
Malaysian Ringgit	3.65	3.52	3.46	3.42	3.26	11.8
Thai Baht	35.47	34.07	33.41	33.34	32.34	9.7
Singapore Dollar	1.52	1.45	1.41	1.40	1.40	8.7
Philippine Peso	48.33	48.13	47.38	46.23	45.19	6.9
South Asia
Indian Rupee	50.74	47.91	48.11	46.54	44.90	13.0
Source: Baring Asset Management, Factset.

The Asia Pacific Fund, Inc.

Chart 2. Performance of Asia Pacific Fund’s NAV against its Benchmark Index*

*	Investment involves risk and past performance figures shown are not indicative of future performance.

Note: The chart above compares the growth of a $100 investment in the Asia Pacific Fund with a similar investment in the MSCI AC Far East Ex-Japan Gross Index (the “Index”), beginning with the start date of the Index on 12.31.1987.

Source: Baring Asset Management, Factset.

Performance

During the 12-month period ended March 31, 2010, the Fund’s NAV per share increased by $4.22, from $6.75 to $10.97. In percentage terms, the Fund’s total return performance was +62.5%. This compares with the total return of +69.4% from its reference benchmark index, the MSCI All Countries Far East Ex-Japan Gross Index. The Fund’s share price rose by 59.7% over the period, from $6.23 to $9.95. As a result of carried forward losses in the portfolio, the Fund did not pay a dividend in the financial year.

Over the fiscal year to March 31, 2010, attribution analysis showed that stock selection in China, Taiwan and Indonesia detracted value. With regard to country allocation, the holding of transitional cash detracted value slightly. As far as the Fund’s detailed performance attribution is concerned, the top five stock contributors were Hyundai Motor (auto), Hynix Semiconductor (technology), Indo Tambangraya Megah (materials), City Development (financial) and under-weighting China Mobile (telecom). The top five stock detractors included Anhui Conch Cement (materials), Bakrieland Development (Indonesia), China Metal Recycling (industrials), Chimei Innolux (techonolgy) and Far Eastern New Century (industrials).

The Asia Pacific Fund, Inc.

Report of the Investment Manager (Unaudited)

continued

On a long-term basis, the Fund’s track record remains strong, with value added over the 3, 5 and 10 year periods.

Table 3. Performance of Asia Pacific Fund, the Region and Major World Markets* (on a gross (dividend reinvested) basis to 3.31.2010 in USD terms)

	1 Yr %	3 Yrs %	5 Yrs %	7 Yrs %	10 Yrs %
APB – NAV	62.5	16.2	97.0	268.2	128.1
APB – Price	59.7	19.3	102.7	275.2	191.2
MSCI AC Far East Ex-Japan	69.4	14.4	83.6	245.2	84.4
MSCI World	53.2	–13.9	18.5	90.2	4.6
S&P Composite 500 (Price)	46.6	–17.7	–0.95	37.9	–22.0
MSCI Europe	57.2	–20.2	21.9	127.8	24.9
MSCI Japan	38.0	–24.4	7.0	78.9	–25.2

*	Investment involves risk and past performance figures shown are not indicative of future performance.

Source: Baring Asset Management, Factset.

Portfolio Strategy

Over the first six months of the fiscal year, the Fund’s strategy was to focus on domestic beneficiaries following the implementation of substantial fiscal and monetary stimulus packages by governments in Asia. These included companies involved in industries including consumption, financials and infrastructure spending in China and elsewhere in the region.

Over the last six-month period of the financial year, the Fund’s emphasis was on technology, industrials and other economic-sensitive companies which are expected to benefit from the recovery in Asian intra-regional and global trade.

The Asia Pacific Fund, Inc.

Table 4. Asset Allocation at Quarter Ends (% of Fund’s Net Assets)*

Country	Mar 31 2009%	June 30 2009** %	Sept 30 2009%	Dec 31 2009%	Mar 31 2010%
North Asia	82.2	77.9	84.4	84.0	75.1
Hong Kong/China	44.7	41.6	42.1	42.8	43.7
South Korea	19.1	17.3	22.0	21.1	18.1
Taiwan	18.4	19.0	20.3	20.1	13.3
ASEAN	15.9	17.9	14.2	16.0	17.0
Indonesia	2.0	2.1	4.1	4.1	6.3
Malaysia	3.2	2.7	1.8	1.9	1.7
Philippines	0.0	0.6	0.5	0.5	1.3
Singapore	8.4	9.3	6.6	7.3	5.9
Thailand	2.3	3.2	1.2	2.2	1.8
South Asia
India	0.5	1.0	0.4	5.1	6.2
Cash & Other	1.9	3.2	1.0	–5.1	1.7

*	Rounded to one decimal place.

**	Note: In calculating the exposure to China, the market value of the futures contracts is subtracted from the common stock exposure and the equivalent futures value is offset to the cash position.

At the time of writing, global and Asian equity markets appear to have gathered sufficient positive momentum to trade above the three-month-old trading range. The consensus appeared to have swung from a state of fear and uncertainty in early February to one which is wildly optimistic about the strength of the global economic recovery, driven by China and the US. As 2010 marks the second year of economic recovery, based on past history, for reasons outlined earlier, it is possible that equity markets could continue to trade within a 10-20% range, with an upward bias.

The Investment Manager remains optimistic on the long-term prospects for China and the Asian region. Positives include forecasts suggesting continued economic and corporate earnings growth, healthy banking systems, modest debt levels by corporates and households, favorable long-term demographics, and fair to slightly cheap equity valuations.

Baring Asset Management (Asia) Limited

April 15, 2010

The Asia Pacific Fund, Inc.

Portfolio of Investments

March 31, 2010

Shares	Description	Value (Note 1)
	LONG-TERM INVESTMENTS – 98.3%

	EQUITIES

	CHINA (INCLUDING HONG KONG) – 43.7%
734,000	Aluminum Corp. of China Ltd. (a) (Class “H” Shares) (Materials)	$758,178
736,000	BOC Hong Kong Holdings Ltd. (Banking)	1,755,575
3,780,000	China CITIC Bank (Class “H” Shares) (Banking)	2,833,448
3,525,000	China Construction Bank Corp. (Class “H” Shares) (Banking)	2,887,465
1,461,000	China High Precision Automation Group Ltd. (a) (Information Technology)	963,431
694,000	China Life Insurance Co. Ltd. (Class “H” Shares) (Diversified Financials)	3,325,086
424,000	China Mengniu Dairy Co. Ltd. (a) (Consumer Staples)	1,321,544
393,974	China Merchants Bank Co. Ltd. (Class “H” Shares) (Banking)	1,065,583
598,000	China Merchants Holdings International Co. Ltd. (Industrials)	2,202,763
234,000	China Mobile Ltd. (Telecommunications)	2,251,319
841,680	China Overseas Land & Investment Ltd. (Real Estate –Developers)	1,901,416
316,400	China Pacific Insurance Group Co. Ltd. (a) (Class “H” Shares) (Diversified Financials)	1,401,830
634,000	China Resources Land Ltd. (Real Estate-Developers)	1,378,358
673,000	China Shenhua Energy Co. Ltd. (Class “H” Shares) (Energy)	2,908,092
472,000	China Shipping Development Co. Ltd. (Class “H” Shares) (Industrials)	770,836
1,057,000	CNOOC Ltd. (Energy)	1,739,828
654,000	Dongfeng Motor Group Co. Ltd. (Class “H” Shares) (Consumer Discretionary)	1,063,011
4,800,000	GOME Electrical Appliances Holdings Ltd. (a) (Consumer Discretionary)	1,613,549
65,500	Hong Kong Exchanges and Clearing Ltd. (Diversified Financials)	1,093,319
818,000	Kunlun Energy Co. Ltd. (Energy)	1,148,366
2,250,000	Lenovo Group Ltd. (Information Technology)	1,553,273
380,000	Longfor Properties Co. Ltd. (a) (Real Estate – Developers)	427,755
827,000	Nine Dragons Paper Holdings Ltd. (Materials)	1,382,549
117,000	Orient Overseas International Ltd. (Industrials)	867,225
887,000	Pacific Basin Shipping Ltd. (Industrials)	706,013
192,000	Ping An Insurance Group Co. of China Ltd. (Class “H” Shares) (Diversified Financials)	1,654,352

See Notes to Financial Statements.

The Asia Pacific Fund, Inc.

Shares	Description	Value (Note 1)
1,431,000	Sany Heavy Equipment International Holdings Co. Ltd. (a) (Industrials)	$1,603,465
151,000	Sun Hung Kai Properties Ltd. (Real Estate – Developers)	2,271,539
564,000	TCL Multimedia Technology Holdings Ltd. (a) (Consumer Discretionary)	584,757
755,500	Techtronic Industries Co. (Consumer Discretionary)	613,021
66,200	Tencent Holdings Ltd. (Information Technology)	1,328,391
2,404,000	Tianjin Port Development Holdings Ltd. (a) (Industrials)	721,424
600,000	Yanzhou Coal Mining Co. Ltd. (Class “H” Shares) (Energy)	1,443,539

		49,540,300

	INDIA – 6.2%
145,461	Era Infra Engineering Ltd. (Industrials)	723,174
187,884	HCL Technologies Ltd. (Information Technology)	1,499,891
15,126	Hero Honda Motors Ltd. (Consumer Discretionary)	655,106
40,026	ICICI Bank Ltd. (Banking)	849,198
467,866	Lanco Infratech Ltd. (a) (Industrials)	543,473
3,436	Maruti Suzuki India Ltd (Consumer Discretionary)	108,522
30,075	Mphasis Ltd. (Information Technology)	415,637
189,910	Opto Circuits India Ltd. (Consumer Staples)	919,411
102,177	Orbit Corp. Ltd. (Real Estate – Developers)	627,355
418,632	Pipavav Shipyard Ltd. (a) (Industrials)	654,593

		6,996,360

	INDONESIA – 6.3%
1,272,000	Bank Rakyat Indonesia (Banking)	1,153,250
185,500	PT Astra International Tbk (Consumer Discretionary)	854,162
1,039,500	PT Bank Mandiri Tbk (Banking)	611,168
5,568,000	PT Delta Dunia Makmur Tbk (a) (Materials)	654,735
1,022,000	PT Indocement Tunggal Prakarsa Tbk (Materials)	1,600,473
3,547,500	PT Perusahaan Gas Negara Tbk (Utilities)	1,656,890
781,500	PT Semen Gresik Persero Tbk (Materials)	626,952

		7,157,630

	MALAYSIA – 1.7%
2,121,900	AirAsia Berhad(a) (Industrials)	904,182
327,300	IJM Corp. Berhad (Industrials)	489,646
1,083,100	JCY International Berhad (a) (Information Technology)	594,344

		1,988,172

	PHILIPPINES – 1.3%
11,873,000	Alliance Global Group, Inc. (a) (Consumer Staples)	1,445,043

See Notes to Financial Statements.

The Asia Pacific Fund, Inc.

Portfolio of Investments

continued

Shares	Description	Value (Note 1)
	SINGAPORE – 5.9%
80,000	City Developments Ltd. (Real Estate – Developers)	$606,169
594,000	Ezra Holdings Ltd. (Energy)	1,002,066
50,000	Jardine Cycle & Carriage Ltd. (Consumer Discretionary)	1,050,073
418,000	Olam International Ltd. (Consumer Staples)	773,880
1,189,000	Neptune Orient Lines Ltd. (a) (Industrials)	1,708,346
2,334,000	Otto Marine Ltd. (a) (Industrials)	767,461
180,000	Wilmar International Ltd. (Consumer Staples)	862,075

		6,770,070

	SOUTH KOREA – 18.1%
32,850	Daewoo Shipbuilding & Marine Engineering Co. Ltd. (Industrials)	630,028
39,170	Hana Financial Group, Inc. (Banking)	1,213,406
30,460	Hanjin Shipping Co. Ltd. (a) (Industrials)	835,903
82,040	Hynix Semiconductor, Inc. (a) (Information Technology)	1,935,983
18,723	Hyundai Engineering & Construction Co. Ltd. (Industrials)	1,027,618
9,280	Hyundai Heavy Industries Co. Ltd. (Industrials)	1,943,842
6,820	Hyundai Mobis (Consumer Discretionary)	904,150
26,309	KB Financial Group, Inc. (Banking)	1,269,585
6,051	LG Chem Ltd. (Materials)	1,286,195
14,469	LG Electronics, Inc. (Consumer Discretionary)	1,470,622
4,515	NHN Corp. (a) (Information Technology)	718,282
2,909	POSCO (Materials)	1,357,508
17,189	Samsung C&T Corp. (Industrials)	925,193
6,899	Samsung Electronics Co. Ltd. (Information Technology)	4,987,743

		20,506,058

	TAIWAN – 13.3%
1,027,000	AU Optronics Corp. (Information Technology)	1,167,413
898,000	Cathay Financial Holding Co. Ltd. (a) (Diversified Financials)	1,498,646
468,000	Chimei Innolux Corp. (Information Technology)	713,981
1,509,292	Far Eastern New Century Corp. (b) (Industrials)	1,658,615
285,000	Foxconn Technology Co. Ltd. (Information Technology)	1,045,485
631,000	Hon Hai Precision Industry Co. Ltd. (Information Technology)	2,731,989
280,000	Kinsus Interconnect Technology Corp. (Information Technology)	733,547
140,000	Largan Precision Co. Ltd. (Information Technology)	2,104,981
771,000	Synnex Technology International Corp. (Information Technology)	1,699,414

See Notes to Financial Statements.

The Asia Pacific Fund, Inc.

Shares	Description	Value (Note 1)
535,000	Taiwan Fertilizer Co. Ltd. (Materials)	$1,709,884

		15,063,955

	THAILAND – 1.8%
162,900	Bangkok Bank PCL (Banking)	692,709
10,600	Banpu PCL (Energy)	202,592
138,300	PTT PCL (Energy)	1,120,600

		2,015,901

	Total long-term investments (cost $89,361,426)	111,483,489

	SHORT-TERM INVESTMENT – 1.0%

	MONEY MARKET MUTUAL FUND

	UNITED STATES
1,118,660	JPMorgan Prime Money Market Fund/Premier (cost $1,118,660)	1,118,660

	Total Investments – 99.3% (cost $90,480,086; Note 4)	112,602,149
	Other assets in excess of liabilities – 0.7%	838,031

	Net Assets – 100.0%	$113,440,180

The following annotations are used in the Portfolio of Investments:

(a) Non-income producing securities.

(b) An Independent Director of the Fund is Chairman and Chief Executive Officer of the Company.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

Level 1 – quoted prices in active markets for identical securities

Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

See Notes to Financial Statements.

The Asia Pacific Fund, Inc.

Portfolio of Investments

continued

The following is a summary of the inputs used as of March 31, 2010 in valuing the Fund’s assets carried at fair value:

	Level 1	Level 2	Level 3
Investments in Securities
Equities
China (including Hong Kong)	$49,540,300	$—	$—
India	6,996,360	—	—
Indonesia	7,157,630	—	—
Malaysia	1,988,172	—	—
Philippines	1,445,043	—	—
Singapore	6,770,070	—	—
South Korea	20,506,058	—	—
Taiwan	15,063,955	—	—
Thailand	2,015,901	—	—
Money Market Mutual Fund	1,118,660	—	—

	112,602,149	—	—
Other Financial Instruments*	—	—	—

Total	$112,602,149	$—	$—

*Other financial instruments are derivative instruments not reflected in the Portfolio of Investments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

As of March 31, 2009 and March 31, 2010, the Fund did not use any significant unobservable inputs (Level 3) in determining the value of investments.

The industry classification of portfolio holdings and other assets in excess of liabilities shown as a percentage of net assets as of March 31, 2010 was as follows:

Information Technology	21.3%
Industrials	17.3
Banking	12.6
Energy	8.4
Materials	8.3
Consumer Discretionary	7.9
Diversified Financials	7.9
Real Estate – Developers	6.4
Consumer Staples	4.7
Telecommunications	2.0
Utilities	1.5
Money Market Mutual Fund	1.0

99.3
Other assets in excess of liabilities	0.7

Total	100.0%

See Notes to Financial Statements.

The Asia Pacific Fund, Inc.

The effects of derivative instruments on the Statement of Operations for the year ended March 31, 2010 are as follows:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not designated as hedging instruments, carried at fair value	Stock index futures
Equity contracts	$131,344

For the year ended March 31, 2010, the Fund did not have any unrealized appreciation or depreciation on derivatives recognized in income.

See Notes to Financial Statements.

The Asia Pacific Fund, Inc.

Statement of Assets and Liabilities

March 31, 2010

Assets
Investments, at value (cost $90,480,086)	$112,602,149
Cash	1,806,241
Foreign currency (cost $821,710)	821,908
Receivable for investments sold	2,040,843
Dividends and interest receivable	234,460
Prepaid assets	58,797

Total assets	117,564,398

Liabilities
Payable for investments purchased	3,763,042
Accrued expenses and other liabilities	246,705
Investment management fee payable	91,052
Administration fee payable	23,419

Total liabilities	4,124,218

Net Assets	$113,440,180

Net assets comprised:
Common stock, at par	$103,441
Paid-in capital in excess of par	129,892,107

129,995,548
Accumulated net investment loss	(168,943)
Accumulated net realized loss on investments and foreign currency transactions	(38,477,183)
Net unrealized appreciation on investments and foreign currencies (net of capital gains tax)	22,090,758

Net Assets, March 31, 2010	$113,440,180

Net Asset Value per share: ($113,440,180 / 10,344,073 shares of common stock outstanding)	$10.97

See Notes to Financial Statements.

The Asia Pacific Fund, Inc.

Statement of Operations

Year Ended March 31, 2010

Net Investment Loss

Income
Dividends (net of foreign withholding taxes of $205,665)	$1,619,347
Interest	431

Total income	1,619,778

Expenses
Investment management fee	1,006,231
Administration fee	252,225
Custodian’s fees and expenses	210,000
Directors’ fees and expenses	180,000
Legal fees and expenses	173,000
Insurance expense	153,000
Reports to shareholders	125,000
Audit fees and expenses	41,000
Registration expenses	25,000
Transfer agent’s fees and expenses	25,000
Loan interest expense (Note 6)	6,045
Miscellaneous	41,879

Total expenses	2,238,380

Net investment loss	(618,602)

Realized and Unrealized Gain (Loss) on Investments, Foreign Currency and Futures Transactions
Net realized gain (loss) on:
Investment transactions	25,216,900
Foreign currency transactions	(142,538)
Futures transactions	131,344

25,205,706

Net change in unrealized appreciation (depreciation) on:
Investments (net of capital gains tax)	18,991,116
Foreign currencies	(1,659)

18,989,457

Net gain on investments, foreign currency and futures transactions	44,195,163

Net Increase in Net Assets Resulting from Operations	$43,576,561

See Notes to Financial Statements.

The Asia Pacific Fund, Inc.

Statement of Changes in Net Assets

	Year Ended March 31,
Increase (Decrease) in Net Assets	2010	2009

Operations
Net investment income (loss)	$(618,602)	$1,196,548
Net realized gain (loss) on investments, foreign currency and futures transactions	25,205,706	(62,399,192)
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	18,989,457	(40,644,816)

Net increase (decrease) in net assets resulting from operations	43,576,561	(101,847,460)

Dividends from net investment income (Note 1)	—	(455,139)
Distributions paid from capital gains (Note 1)	—	(52,309,975)

Total dividends and distributions	—	(52,765,114)

Total increase (decrease)	43,576,561	(154,612,574)

Net Assets
Beginning of year	$69,863,619	$224,476,193

End of year	$113,440,180	$69,863,619

See Notes to Financial Statements.

The Asia Pacific Fund, Inc.

Notes to Financial Statements

The Asia Pacific Fund, Inc. (the “Fund”) is registered under the Investment Company Act of 1940 as a diversified, closed-end, management investment company. The Fund’s investment objective is to achieve long-term capital appreciation through investment of at least 80% of investable assets in equity securities of companies in the Asia Pacific countries.

Note 1.	Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

The Fund’s financial statements are prepared in accordance with U.S. generally accepted accounting principles, which may require the use of management estimates and assumptions. Actual results could differ from these estimates and assumptions.

Securities Valuation

Securities for which the primary market is on an exchange are valued at the last sale price on such exchange or market on the day of valuation or, if there was no sale on such day, at the last bid price quoted on such day. Securities for which reliable market quotations are not readily available, or whose value have been affected by events occurring after the close of the security’s foreign market and before the Fund’s normal pricing time, are valued at fair value in accordance with the Board of Director’s approved fair valuation procedures. When determining the fair valuation of securities, some of the factors influencing the valuation include, the nature of any restrictions on disposition of the securities; assessment of the general liquidity of the securities; the issuer’s financial condition and the markets in which it does business; the cost of the investment; the size of the holding and the capitalization of the issuer; the prices of any recent transactions or bids/offers for such securities or any comparable securities; any available analyst, media or other reports or information regarding the issuer or the markets or industry in which it operates; other analytical data; and consistency with valuation of similar securities held by other funds managed by Baring Asset Management (Asia) Limited. Using fair value to price securities may result in a value that is different from a security’s most recent closing price and from the price used by other mutual funds to calculate their net asset values.

Investments in mutual funds are valued at the net asset value on the date the New York Stock Exchange is open for trading.

Foreign Currency Translation

The books and records of the Fund are maintained in United States dollars. Foreign currency amounts are translated into United States dollars on the following basis:

(i) market value of investment securities, other assets and liabilities—at the current rate of exchange.

The Asia Pacific Fund, Inc.

Notes to Financial Statements

continued

(ii) purchases and sales of investment securities, income and expenses—at the rate of exchange prevailing on the respective dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the fiscal period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held at fiscal period end. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of portfolio securities sold during the fiscal year. Accordingly, these realized foreign currency gains (losses) are included in the reported net realized gains (losses) on investment transactions.

Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from sales and maturities of short-term securities, holding of foreign currencies, currency gains (losses) realized between the trade and settlement dates on security transactions, and the difference between the amounts of dividends, interest and foreign taxes recorded on the Fund’s books and the US dollar equivalent amounts actually received or paid. Net currency gains (losses) from valuing foreign currency denominated assets, other than investment securities, and liabilities at fiscal period end exchange rates are reflected as a component of unrealized appreciation (depreciation) on investments and foreign currencies.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of US companies as a result of, among other factors, the level of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

Stock Index Futures Contracts

A stock index futures contract is an agreement to purchase (long) or sell (short) an agreed amount of securities at a set price for delivery on a future date. Upon entering into a stock index futures contract, the Fund is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount. This amount is known as the “initial margin.” Subsequent payments known as “variation margin,” are made or received by the Fund each day, depending on the daily fluctuations in the value of the underlying security. Such variation margin is recorded for financial statement purposes on a daily basis as unrealized gain or loss. When the contract expires or is closed, the gain or loss is realized and is presented in the Statement of Operations as net realized gain or loss on stock index futures contracts.

The Fund may utilize stock index futures contracts for hedging and investment purposes. Should market prices for the futures contracts or the underlying assets move in ways not anticipated by the Fund, losses may result. The use of futures contracts for hedging and investment purposes involves the risk of imperfect correlation in the movements in

The Asia Pacific Fund, Inc.

prices of futures contracts and the underlying assets being hedged or the exposures desired by the Fund.

Security Transactions and Net Investment Income

Security transactions are recorded on the trade date. Realized and unrealized gains (losses) from security and foreign currency transactions are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date, and interest income and expenses are recorded on an accrual basis. Expenses are recorded on the accrual basis which may require the use of certain estimates by management. Actual results may differ from such estimates.

Dividends and Distributions

Dividends from net investment income, if any, are declared and paid at least annually in a manner that qualifies for the dividends-paid deduction. The Fund’s current intention is to distribute at least annually any net capital gains in excess of net capital loss carryforwards in a manner that avoids income and excise taxes being imposed on the Fund. Dividends and distributions are recorded on the ex-dividend date. The Fund may choose to satisfy the foregoing by making distributions in cash, additional Fund shares, or both.

The Fund could determine in the future to retain net long-term capital gains in respect of any fiscal year without affecting the ability of the Fund to qualify as a regulated investment company. In that case, the Fund would be subject to taxation on the retained amount and shareholders subject to U.S. federal income taxation would be required to include in income for tax purposes their shares of the undistributed amount and would be entitled to credits or refunds against their U.S. federal income tax liabilities with respect to their proportionate shares of the tax paid by the Fund.

Income distributions and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles.

Taxes

It is the Fund’s current intention to continue to meet the requirements of the U.S. Internal Revenue Code of 1986, as amended (“the Code”) applicable to regulated investment companies and to distribute all of its taxable income and capital gain to shareholders. Therefore, no federal income tax provision is required. If the Fund determines in the future to retain capital gains, the Fund will provide for all required taxes.

Withholding taxes on foreign dividends and interest and foreign capital gains tax is accrued in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.

The Asia Pacific Fund, Inc.

Notes to Financial Statements

continued

Note 2.	Investment Management and Administration Agreements

The Fund has a management agreement with Baring Asset Management (Asia) Limited (the “Investment Manager”) and an administration agreement with Prudential Investments LLC (the “Administrator”).

The investment management fee is computed weekly and payable monthly at the following annual rates: 1.00% of the Fund’s average weekly net assets up to $100 million and 0.70% of such assets in excess of $100 million.

The administration fee is also computed weekly and payable monthly at the following annual rates: 0.25% of the Fund’s average weekly net assets up to $200 million and 0.20% of such assets in excess of $200 million.

Pursuant to the agreements, the Investment Manager provides continuous supervision of the investment portfolio and the Administrator provides occupancy and certain clerical, administrative and accounting services for the Fund. Both the Investment Manager and the Administrator pay the cost of compensation of certain directors and officers of the Fund. The Fund bears all other costs and expenses.

Note 3.	Portfolio Securities

Purchases and sales of investment securities, other than short-term investments, for the year ended March 31, 2010 aggregated $182,542,205 and $184,146,418, respectively. 244 index futures contracts were bought and sold/closed with an aggregate value of $12.37 million and $12.50 million, respectively.

Note 4.	Distributions and Tax Information

Distributions to shareholders are determined in accordance with United States federal income tax regulations, which may differ from generally accepted accounting principles. In order to present accumulated net investment loss and accumulated net realized loss on investment and foreign currency transactions on the Statement of Assets and Liabilities that more closely represent their tax character, certain adjustments have been made to accumulated net investment loss, accumulated net realized loss on investment and foreign currency transactions and paid-in capital in excess of par. For the year ended March 31, 2010, the adjustments were to decrease accumulated net investment loss by $449,659, decrease accumulated net realized loss on investments and foreign currency transactions by $142,538 and decrease paid-in-capital in excess of par by $592,197 due to differences in the treatment for book and tax purposes of certain transactions involving foreign securities and currencies, net

The Asia Pacific Fund, Inc.

operating loss and other book to tax differences. Net investment loss, net realized gain and net assets were not affected by these adjustments.

For the year ended March 31, 2010, the fund did not pay any distributions. For the year ended March 31, 2009, the tax character of dividends paid were $455,139 of ordinary income and $52,309,975 of long-term capital gains.

As of March 31, 2010, there were no distributable earnings on a tax basis.

For federal income tax purposes, the Fund had a capital loss carryforward as of March 31, 2010 of approximately $37,398,000, of which $22,043,000 expires in 2017 and $15,355,000 expires in 2018. Accordingly, no capital gain distributions are expected to be paid to shareholders until net gains have been realized in excess of such carryforward. It is uncertain whether the Fund will be able to realize the full benefit prior to the expiration date.

The Fund incurred foreign currency losses from November 1, 2009 to March 31, 2010 of approximately $19,000, which it will defer in the current fiscal year and recognize for federal income tax purposes in the fiscal year ending March 31, 2011.

The United States federal income tax basis of the Fund’s investments and the net unrealized appreciation on a tax basis as of March 31, 2010 were as follows:

Tax Basis	Appreciation	Depreciation	Total Net Unrealized Appreciation
$91,709,317	$21,864,064	$(971,232)	$20,892,832

The difference between book basis and tax basis is attributable to deferred losses on wash sales and investments in passive foreign investment companies.

The adjusted net unrealized appreciation on a tax basis was $20,861,527, which included other tax basis adjustments of $31,305 that were primarily attributable to appreciation/depreciation of foreign currency and unrealized tax on foreign capital gain.

Management has analyzed the Funds’ tax positions taken on federal income tax returns for all open tax years and has concluded that as of March 31, 2010, no provision for income tax would be required in the Funds’ financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Note 5.	Capital

There are 30 million shares of $0.01 par value common stock authorized.

The Asia Pacific Fund, Inc.

Notes to Financial Statements

continued

Note 6.	Borrowings

The Fund currently is a party to a committed credit facility with a bank. The credit facility provides for a maximum commitment of $15,000,000 or 20% of the Fund’s net assets, whichever is less. Interest on any borrowings under the credit facility is at contracted market rates. The Fund pays a commitment fee of .13% on the unused portion of the facility. The commitment fee is accrued daily and paid quarterly. The Fund’s obligations under the credit facility are secured by substantially all the assets of the Fund. The purpose of the credit facility is to assist the Fund with its general cash flow requirements, including the provision of portfolio leverage.

At March 31, 2010, there was no balance outstanding. During the year ended March 31, 2010, the Fund utilized the credit facility and had an average daily outstanding loan balance of $5,603,175 during the 63 day period that the loan was outstanding, at an average interest rate of 0.61%. The maximum amount of loan outstanding during the period was $6,000,000. The interest expense during the year ended March 31, 2010 was $6,045.

Note 7.	New Accounting Pronouncements

In January 2010, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2010-06 “Improving Disclosures about Fair Value Measurements”. ASU 2010-06 will require reporting entities to make new disclosures about amounts and reasons for significant transfers in and out of Level 1 and Level 2 fair value measurements and input and valuation techniques used to measure fair value for both recurring and nonrecurring fair value measurements that fall in either Level 2 or Level 3, and information on purchases, sales, issuances, and settlements in the roll forward of activity in Level 3 fair value measurements. The new and revised disclosures are effective for interim and annual reporting periods beginning after December 15, 2009 except for the disclosures about purchases, sales, issuances, and settlements in the roll forward of activity in Level 3 fair value measurements, which are effective for interim and annual reporting periods beginning after December 15, 2010. At this time, management is evaluating the implications of ASU No. 2010-06 and its impact on the financial statements has not been determined.

The Asia Pacific Fund, Inc.

Note 8.	Subsequent Events

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued, and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.

The Asia Pacific Fund, Inc.

Financial Highlights

	Year ended March 31,
Per Share Operating Performance:	2010		2009
Net asset value, beginning of year	$6.75		$21.70

Net investment income (loss)	(0.06)		0.12
Net realized and unrealized gain (loss) on investments and foreign currency transactions	4.28		(9.97)

Total from investment operations	4.22		(9.85)

Less dividends and distributions:
Dividends from net investment income	—		(0.04)

Distributions paid from capital gains	—		(5.06)

Total dividends and distributions	—		(5.10)

Net asset value, end of year	$10.97		$6.75

Market value, end of year	$9.95		$6.23

Total investment return (a)	59.71%		(41.95)%

Ratios to Average Net Assets:
Total expenses (including loan interest) (c)	2.22	%(b)	1.95%
Net investment income (loss)	(.61)%		0.79%

Supplemental Data:
Average net assets (000 omitted)	$100,915		$151,467
Portfolio turnover rate	184%		220%
Net assets, end of year (000 omitted)	$113,440		$69,864

(a)	Total investment return is calculated assuming a purchase of common stock at the current market value on the first day and a sale at the current market value on the last day of each fiscal year reported. Dividends and distributions are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. These calculations do not include brokerage commissions.
(b)	The expense ratio without loan interest expense would have been 2.21%, 1.52%, 1.68% and 1.78% for the fiscal years ended March 31, 2010, 2008, 2007 and 2006, respectively.
(c)	Does not include expenses of the underlying funds in which the Fund invests.

Shown above is selected data for a share of common stock outstanding, total investment return, ratios to average net assets and other supplemental data for the years indicated. This information has been determined based upon information provided in the financial statements and market price data for the Fund’s shares.

See Notes to Financial Statements.

The Asia Pacific Fund, Inc.

	Year ended March 31,
Per Share Operating Performance:	2008		2007		2006
Net asset value, beginning of year	$24.03		$20.54		$16.62

Net investment income (loss)	0.09		0.08		0.11
Net realized and unrealized gain (loss) on investments and foreign currency transactions	5.73		6.37		4.49

Total from investment operations	5.82		6.45		4.60

Less dividends and distributions:
Dividends from net investment income	(0.91)		(0.20)		(0.12)

Distributions paid from capital gains	(7.24)		(2.76)		(0.56)

Total dividends and distributions	(8.15)		(2.96)		(0.68)

Net asset value, end of year	$21.70		$24.03		$20.54

Market value, end of year	$19.75		$21.22		$18.39

Total investment return (a)	28.68%		30.39%		30.32%

Ratios to Average Net Assets:
Total expenses (including loan interest) (c)	1.54	%(b)	1.78	%(b)	2.24	%(b)
Net investment income (loss)	0.31%		0.35%		0.61%

Supplemental Data:
Average net assets (000 omitted)	$297,765		$230,490		$184,611
Portfolio turnover rate	105%		86%		122%
Net assets, end of year (000 omitted)	$224,476		$248,532		$212,419

See Notes to Financial Statements.

The Asia Pacific Fund, Inc.

Report of Independent Registered Public Accounting Firm

The Board of Directors and Shareholders

The Asia Pacific Fund, Inc.:

We have audited the accompanying statements of assets and liabilities of The Asia Pacific Fund, Inc. (hereafter referred to as the “Fund”), including the portfolio of investments, as of March 31, 2010, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the three-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits. The financial highlights for each of the years in the two-year period ended March 31, 2007 were audited by another independent registered public accounting firm, whose report dated May 17, 2007, expressed an unqualified opinion thereon.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2010, by correspondence with the custodian, transfer agent and brokers or by other appropriate audit procedures when replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of March 31, 2010, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the three-year period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York

May 24, 2010

The Asia Pacific Fund, Inc.

Tax Information (Unaudited)

For the fiscal year ended March 31, 2010, the Fund made an election to pass through the maximum amount of the portion of the ordinary income dividends derived from foreign source income as well as any foreign taxes paid by the Fund in accordance with Section 853 of the Internal Revenue Code of the following amounts: $205,665 foreign tax credit from recognized foreign source income of $1,824,434.

In January 2011, you will be advised on IRS Form 1099DIV or Substitute Form 1099DIV as to the federal tax status of dividends and distributions received by you in calendar year 2010.

The Asia Pacific Fund, Inc.

Dividend Reinvestment Plan (Unaudited)

Shareholders may elect to have all distributions of dividends and capital gains automatically re-invested in Fund shares (“Shares”) pursuant to the Fund’s Dividend Reinvestment Plan (“the Plan”). Shareholders who do not participate in the Plan will receive all distributions in cash paid by check in United States Dollars mailed directly to the shareholders of record (or if the shares are held in street or other nominee name, then to the nominee) by the custodian, as dividend disbursing agent. Shareholders who wish to participate in the Plan should complete the attached enrollment card or contact the Fund at 1-(800) 451-6788.

After the Fund declares a dividend or determines to make a capital gains distribution, if (1) the market price is lower than net asset value, the participants in the Plan will receive the equivalent in Shares valued at the market price determined as of the time of purchase (generally, following the payment date of the dividend or distribution); or if (2) the market price of Shares on the payment date of the dividend or distribution is equal to or exceeds their net asset value, participants will be issued Shares at the higher of net asset value or 95% of the market price.

There is no charge to participants for reinvesting dividends or capital gain distributions, except for certain brokerage commissions, as described below. The Plan Agent’s (Computershare Trust Co., formerly known as Equiserve) fees for the handling of the reinvestment of dividends and distributions will be paid by the Fund. There will be no brokerage commissions charged with respect to shares issued directly by the Fund. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent’s open market purchases in connection with the reinvestment of dividends and distributions. The automatic reinvestment of dividends and distributions will not relieve participants of any federal income tax that may be payable on such dividends or distributions.

The Fund reserves the right to amend or terminate the Plan upon 90 days’ written notice to shareholders of the Fund.

Participants in the Plan may withdraw from the Plan upon written notice to the Plan Agent and will receive certificates for whole Shares and cash for fractional Shares.

The Asia Pacific Fund, Inc.

Miscellaneous Information (Unaudited)

Proxy Voting

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available:

•	Without charge, by calling the Fund’s toll-free telephone number (888) “ASIA-PAC”.

•	On the Securities and Exchange Commission website, http://www.sec.gov.

Information regarding the Fund’s proxy voting record for the 12-month period ending June 30 of each year is filed with the SEC on Form N-PX no later than August 31 of each year. The Fund’s Form N-PX is available without charge, upon request, by calling the Fund at its toll free number 1-(888) 4-ASIA-PAC and on the SEC’s website (http://www.sec.gov).

New York Stock Exchange and Securities and Exchange Commission Certifications

The Fund is listed on the New York Stock Exchange. As a result, it is subject to certain corporate governance rules and related interpretations issued by the exchange. Pursuant to those requirements, the Fund must include information in this report regarding certain certifications.

The Fund’s President and Treasurer file certifications with the Securities and Exchange Commission regarding the quality of the Fund’s public disclosure. The certifications are made pursuant to Section 302 of the Sarbanes-Oxley Act (“Section 302 Certifications”). The section 302 Certifications are filed as exhibits to the Fund’s annual report on Form N-CSR, which include a copy of the annual report together with certain other information about the Fund.

Availability of Quarterly Portfolio Schedule

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s N-Q Forms are available on the Commission’s website at http://www.sec.gov. The Fund’s N-Q Forms may also be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330 (732-0330).

The Asia Pacific Fund, Inc.

Directors and Officers of the Fund (Unaudited)

Information pertaining to the Directors of the Fund is set forth below. Directors who are not deemed to be “interested persons” of the Fund as defined in the Investment Company Act of 1940, as amended (the 1940 Act) are referred to as “Independent Directors.” Directors who are deemed to be “interested persons” of the Fund are referred to as “Interested Directors.” The “Fund Complex” consists of the Fund and any other investment companies managed by Baring Asset Management (Asia) Limited (the Investment Manager).

Independent Directors

Name, Address** and Age	Positions With Fund	Term of Office*** and Length of Time Served

Jessica M. Bibliowicz (50)	Director (Class II***)	Since 2006

Robert H. Burns (80)	Director (Class I***)	Since 1986

Michael J. Downey (66)	Director and Chairman (Class I***)	Since 1986 Since 1999

Robert F. Gunia (63)	Director (Class III***)	Since 1989

Douglas Tong Hsu (67)	Director (Class II***)	Since 1986

Duncan M. McFarland (66)	Director (Class I***)	Since 2005

David G. P. Scholfield (66)	Director (Class II***)	Since 1988

The Asia Pacific Fund, Inc.

Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by the Director****

President and Chief Executive Officer of National Financial Partners. (NYSE:NFP), an independent distributor of financial services products. Formerly, President and Chief Operating Officer of John A. Levin & Co., a registered investment advisor.	1

Chairman, Robert H. Burns Holdings Limited (an investment business), Hong Kong; formerly, Chairman and Chief Executive Officer, Regent International Hotels Limited, Hong Kong.	1

Private Investor.	1	Director, Alliance Capital L.P. Mutual Fund Complex; Trustee, Merger Fund.

Independent Consultant (since October 2009); formerly Chief Administrative Officer (September 1999-September 2009) and Executive Vice President (December 1996-September 2009) of Prudential Investments LLC; formerly Executive Vice President (March 1999-September 2009) and Treasurer (May 2000-September 2009) of Prudential Mutual Fund Services LLC; formerly President (April 1999-December 2008) and Executive Vice President and Chief Operating Officer (December 2008-December 2009) of Prudential Investment Management Services LLC; formerly Chief Administrative Officer, Executive Vice President and Director (May 2003-September 2009) of AST Investment Services, Inc.;

	1	Director of Advanced Series Trust, Prudential’s Gibraltar Fund, Inc. and The Prudential Series Fund.

Chairman and Chief Executive Officer, Far Eastern New Century Corp., Taiwan.	1

Formerly, Managing Partner and Chief Executive Officer, Wellington Management Company, LLP. (1994-2004); formerly Trustee, Financial Accounting Foundation (2001-2009).	1	Director of Gannett Co., Inc. and NYSE Euronext.

Formerly, Managing Director Hong Kong, Bank of Bermuda Ltd. (1998-2004).	1

The Asia Pacific Fund, Inc.

Directors and Officers of the Fund (Unaudited)

continued

Independent Directors continued

Name, Address** and Age	Positions With Fund	Term of Office*** and Length of Time Served

Nicholas T. Sibley (71)	Director (Class III***)	Since 2001

Interested Director

Name, Address** and Age	Positions With Fund	Term of Office*** and Length of Time Served

David J. Brennan (52)*	Director (Class III***)	Since 1990

The Asia Pacific Fund, Inc.

Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by the Director****

Fellow of the Institute of Chartered Accountants in England and Wales; Chairman of Aquarius Platinum Ltd. and Director of Corney and Barrow Group Ltd.	1	Director of Tanzanite One Limited.

Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by the Director****

Chairman and Chief Executive Officer, Baring Asset Management Holdings Limited; Chairman, Baring Asset Management Holdings, Inc.; Chairman, and Chief Executive Officer, Baring Asset Management Ltd.; Chairman, Baring Asset Management (Asia) Ltd.; Chairman, Barings (Guernsey) Ltd.; Chairman, Baring Asset Management, Inc.; Chairman and Chief Executive Officer, Baring International Investment Ltd.; Non-Executive Director, Baring Asset Management (Japan) Ltd.	1

The Asia Pacific Fund, Inc.

Directors and Officers of the Fund (Unaudited)

continued

Information pertaining to the Officers of the Fund who are not also Directors is set forth below.

Officers

Name, Address** and Age	Positions With Fund	Term of Office*** and Length of Time Served

Brian A. Corris (51)	President	Since 2007

Grace C. Torres (50)	Vice President	Since 2008

M. Sadiq Peshimam (46)	Treasurer and Chief Financial Officer Assistant Treasurer	Since 2008 2005-2008

Deborah A. Docs (52)	Secretary Chief Legal Officer Assistant Secretary	Since 1998 Since 2006 1989-1998

Andrew R. French (47)	Assistant Secretary	Since 2007

Valerie M. Simpson (51)	Chief Compliance Officer	Since 2007

Theresa C. Thompson (47)	Deputy Chief Compliance Officer	Since 2008

*	Mr. Brennan is an “interested person”, as defined in the 1940 Act, because of his employment with the Investment Manager.

**	The address of the Directors and Officers is c/o: Prudential Investments LLC, Gateway Center Three, 100 Mulberry Street, Newark, New Jersey, 07102-4077.

The Asia Pacific Fund, Inc.

Principal Occupations During Past 5 Years

Director of Institutional Group of Baring Asset Management (since October 2005); formerly Head of Institutional Pension Funds at Isis Asset Management (2000-2005), previously worked at Citigroup Asset Management, Credit Lyonnaise Securities (USA), Indosuez Capital Securities, James Capel & Co and Barclays de Zoete Wedd Ltd.; President of the Greater China Fund, Inc. (since 2008)

Assistant Treasurer (since March 1999) and Senior Vice President (since September 1999) of PI; Assistant Treasurer (since May 2003) and Vice President (since June 2005) of AST Investment Services, Inc.; Senior Vice President and Assistant Treasurer (since May 2003) of Prudential Annuities Advisory Services, Inc.; Treasurer and Principal Financial and Accounting Officer of The Greater China Fund, Inc. (since June 2007) formerly Senior Vice President (May 2003-June 2005) of AST Investment Services, Inc.

Assistant Treasurer and Vice President (since 2005) and Director (2000-2005) within Prudential Mutual Fund Administration.

Vice President and Corporate Counsel (since January 2001) of Prudential; Vice President (since December 1996) and Assistant Secretary (since March 1999) of PI.; Chief Legal-Officer and Secretary of The Greater China Fund, Inc. (since January 2007); formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.

Vice President and Corporate Counsel (since February 2010) of Prudential; formerly Director and Corporate Counsel (2006-2010) of Prudential; Vice President and Assistant Secretary (since January 2007) of PI; Vice President and Assistant Secretary of PMFS; formerly Senior Legal Analyst of Prudential Mutual Fund Law Department.

Chief Compliance Officer (since April 2007) of Prudential Investments and AST Investment Services, Inc.; formerly Vice President – Financial Reporting (June 1999-March 2006) for Prudential Life and Annuities Finance (2007-2009); Chief Compliance Officer of The Greater China Fund, Inc.

Vice President, Compliance, PI (since April 2004); and Director, Compliance, PI (2001-2004); Deputy Chief Compliance Officer of The Greater China Fund, Inc. (since December 2007).

***	The Fund’s Charter and Bylaws provide that the Board of Directors is divided into three classes of Directors, as nearly equal in number as possible. Each Director serves for a term of three years, with one class being elected each year. Each year the term of office of one class will expire.

****	This column includes all directorships of companies required to register, or file reports with the Commission under the Securities Exchange Act of 1934 (the Exchange Act) (i.e., “public companies”) and other investment companies registered under the 1940 Act.

Privacy Notice

This notice is being provided on behalf of the companies listed in this Notice. It describes how information about you is handled and the steps we take to protect your privacy. We call this information “customer data” or just “data.” If you have other Prudential products or relationships, you may receive a separate privacy notice describing the practices that apply to those products or relationships. If your relationship with us ends, we will continue to handle data about you the same way we handle customer data.

Protecting Customer Data

We maintain physical, electronic, and procedural safeguards to protect customer data. The only persons who are authorized to have access to it are those who need access to do their jobs. We require them to keep the data secure and confidential.

Information We Collect

We collect data you give us and data about the products and relationships you have with us, so that we can serve you, including offering products and services to you. It includes, for example:

•	your name and address,
•	income and Social Security number.

We also collect data others give us about you, for example:

•	medical information for insurance applications,
•	consumer reports from consumer reporting agencies, and
•	participant information from organizations that purchase products or services from us for the benefit of their members or employees, for example, group life insurance.

Sharing Data

We may share data with affiliated companies and with other companies so that they can perform services for us or on our behalf. We may, for example, disclose data to other companies for customer service or administrative purposes. We may disclose limited information such as:

•	your name,
•	address, and
•	the types of products you own

to service providers so they can provide marketing services to us.

We may also disclose data as permitted or required by law, for example:

•	to law enforcement officials,
•	in response to subpoenas,
•	to regulators, or
•	to prevent fraud.

We do not disclose data to Prudential affiliates or other companies to allow them to market their products or services to you. We may tell you about a product or service that a Prudential company or other companies offer. If you respond, that company will know that you were in the group selected to receive the information.

Annual Notices

We will send notices at least once a year, as federal and state laws require. We reserve the right to modify this policy at any time.

If you have questions about Prudential’s Privacy Notice please call us. The toll-free number is (800) 236-6848.

Prudential, Prudential Financial and the Rock logo are registered service marks of The Prudential Insurance Company of America, Newark, NJ and its affiliates. The Prudential Insurance Company of America, 751 Broad Street, Newark, NJ 07102-3777.

Your Financial Security, Your Satisfaction & Your PrivacyPrivacy 0019 Ed. 3/2010

Many Prudential Financial companies are required to send privacy notices to their customers. This notice is being provided to customers of the Prudential Financial companies listed below:

Insurance Companies and Separate Accounts

Prudential Insurance Company of America, The

Prudential Annuities Life Assurance Corporation

Pruco Life Insurance Company

Pruco Life Insurance Company of New Jersey

Separate accounts of The Prudential Insurance Company of America, Pruco Life Insurance Company, Pruco Life Insurance Company of New Jersey, and Prudential Annuities Life Assurance Corporation

Prudential Retirement Insurance and Annuity Company (PRIAC)

PRIAC Variable Contract Account A

CG Variable Annuity Account I & II (Connecticut General)

Insurance Agencies

Prudential Insurance Agency, LLC

Broker-Dealers and Registered Investment Advisers

AST Investment Services, Inc.

Prudential Annuities Distributors, Inc.

Global Portfolio Strategies, Inc.

Prudential Bache Securities, LLC

Pruco Securities, LLC

Prudential Investment Management, Inc.

Prudential Investment Management Services LLC

Prudential Investments LLC

Bank and Trust Companies

Prudential Bank & Trust, FSB

Prudential Trust Company

Investment Companies and Other Investment Vehicles

Asia Pacific Fund, Inc., The

Cash Accumulation Trust

Greater China Fund Inc., The

Prudential Bache Commodities, LLC

Prudential Capital Partners, L.P.

Prudential Institutional Liquidity Portfolio, Inc.

Prudential Investments Mutual Funds

Prudential MoneyMart Assets, Inc.

Target Asset Allocation Funds, Inc.

Target Portfolio Trust, The

PB Financial Services, Inc.

Privacy 0019 Ed. 3/2010

155 Bishopsgate, London EC2M 3XY

Telephone +44 (0)20-7628 6000

Facsimile   +44 (0)20-7638 7928

Internet www.barings.com

• LONDON • BOSTON • FRANKFURT •

• GUERNSEY • HONG KONG •

• PARIS • SAN FRANCISCO •

• TAIPEI • TOKYO • TORONTO •

• VIENNA •

APBA

Item 2 – Code of Ethics – See Exhibit (a)

As of the end of the period covered by this report, the registrant has adopted a code of ethics (the “Section 406 Standards for Investment Companies – Ethical Standards for Principal Executive and Financial Officers”) that applies to the registrant’s Principal Executive Officer and Principal Financial Officer; the registrant’s Principal Financial Officer also serves as the Principal Accounting Officer.

The registrant hereby undertakes to provide any person, without charge, upon request, a copy of the code of ethics. To request a copy of the code of ethics, contact the registrant 973-367-7521, and ask for a copy of the Section 406 Standards for Investment Companies—Ethical Standards for Principal Executive and Financial Officers.

Item 3 – Audit Committee Financial Expert –

The registrant’s Board has determined that Mr. Nicholas T. Sibley, member of the Board’s Audit Committee is an “audit committee financial expert” and that he is “independent” for purpose of this Item.

Item 4 – Principal Accountant Fees and Services –

(a) Audit Fees

For the fiscal years ended March 31, 2010 and March 31, 2009, KPMG, the Registrant’s principal accountant, billed the Registrant $40,800 and $40,800, respectively for professional services rendered for the audit of the Registrant’s annual financial statements or services that are normally provided in connection with statutory and regulatory filings.

(b) Audit-Related Fees

During the fiscal year ended March 31, 2010, KPMG, the Registrant’s principal accountant, billed the Registrant $1,558 for professional services rendered in connection with agreed upon procedures performed related to a custody conversion. Not applicable for the fiscal year ended March 31, 2009.

(c) Tax Fees

None.

(d) All Other Fees

None.

(e) (1) Audit Committee Pre-Approval Policies and Procedures

The Audit committee must pre-approve, or adopt appropriate procedures to pre-approve, all audit and non-audit services to be provided by the independent auditors, including applicable non-audit services provided to the Company’s investment adviser and any entity in a control relationship with the investment adviser that provides ongoing services to the Company that relate directly to the operations and financial reporting of the Company.

(e) (2) Percentage of services referred to in 4(b)- (4)(d) that were approved by the audit committee –

One hundred percent of the services described in Item 4(b) was approved by the audit committee.

(f) Percentage of hours expended attributable to work performed by other than full time employees of principal accountant if greater than 50%.

The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was 0%.

(g) Non-Audit Fees

Not applicable to Registrant and to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant.

(h) Principal Accountants Independence

The Registrant’s audit committee was not required to consider whether the provision of non-audit services that were rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5 – Audit Committee of Listed Registrants –

The registrant has a separately designated standing audit committee (the “Audit Committee”) established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934. The members of the Audit Committee are David G.P. Scholfield (Chairman), Robert H. Burns, Michael J. Downey, Duncan M. McFarland and Nicholas T. Sibley.

Item 6 – Schedule of Investments –

The schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7 – Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies –

The registrant has adopted policies and procedures with respect to the voting of proxies related to portfolio securities. These procedures delegate to Baring Asset Management (Asia) Ltd., the investment manager, the responsibility for voting proxies, subject to the continuing oversight of the registrant’s board of directors. The registrant’s procedures provide that the board of directors annually reviews the investment manager’s proxy voting policies and procedures and the investment manager’s proxy votes on behalf of the registrant.

A copy of the investment manager’s proxy voting policies and procedures is set forth below:

Baring Asset Management Group Companies

(the “Companies”)

Proxy Voting Policies and Procedures

Executive Summary

The Companies owe fiduciary, contractual, and statutory duties to vote proxies on the securities that they manage for many of their clients. The Companies will vote client proxies in accordance with the procedures set forth below unless the client retains in writing the right to vote proxies or the Companies determine that any benefit the client may gain from voting a proxy would be outweighed by the costs associated therewith. For many clients, the Companies have assumed contractual responsibility to vote proxies on the securities that they manage for those clients’ accounts. For ERISA clients (i.e., employee benefit plans formed pursuant to the Employee Retirement Income Security Act of 1974), the Companies owe fiduciary and statutory duties to vote proxies on ERISA client securities unless the ERISA clients have explicitly retained the obligation to do so. The Companies also vote proxies for those clients who have invested in certain commingled funds, but do not vote proxies for clients who have invested in the “active/passive” commingled funds maintained at State Street Bank and Trust (“State Street”), as State Street retains authority to vote proxies for those clients. To ascertain whether a particular client has delegated proxy voting responsibility to the Companies, please contact the Global Events Department or Legal and Compliance Department.

The Companies reserve the right to amend these Proxy Voting Policies and Procedures from time to time without prior notice to their clients.

Special Circumstances When Proxy Votes May Not Be Cast

In some cases, the Companies may determine that it is not in the best economic interests of clients to vote proxies. For example, some non-U.S. securities issuers impose fees on shareholders or their custodians for exercising the right to vote proxies. Other issuers may “block,” or prohibit, shareholders from transferring or otherwise disposing of their shares for a period of time after the securities holders have noticed their intent to vote their proxies. Moreover, some issuers require the registration of securities in the name of the beneficial owners before permitting proxies to be cast, and thus mandate the disclosure of the identity of beneficial owners of securities, which may be contrary to the wishes of the Companies’ clients.

The U.S. Department of Labor (the “U.S. Labor Department”), which enforces ERISA, recognizes that ERISA clients may incur additional costs in voting proxies linked to shares of non-U.S. corporations. The U.S. Labor Department advises that investment advisers, such as the Companies, should weigh the effect of voting clients’ shares against the cost of voting.

In these instances, the Global Events Department will notify the appropriate portfolio managers of the costs or restrictions that may apply in voting proxies. Portfolio managers, with guidance from the Proxy Committee if desired, will weigh the economic benefit to the Companies’ clients of voting those proxies against the cost of doing so. The Global Events Department shall record the reason for any proxy not being voted, which record shall be kept with the proxy voting records of the Companies.

Institutional Shareholder Services (“ISS”)

The Companies have contracted with ISS, an independent third party service provider, to vote the Companies’ clients’ proxies according to ISS’s proxy voting recommendations. ISS will also provide proxy analysis, vote recommendations, vote execution and record-keeping services for clients for which the Companies have proxy voting responsibility.

The clients’ custodians forward proxy materials to ISS for those clients who rely on the Companies to vote proxies. ISS forwards proxy proposals along with ISS proxy analysis and vote recommendations to the Companies. The Companies maintain standing instructions that direct ISS to vote all proxies in accordance with ISS recommendations.

The Companies and ISS hold service review meetings twice a year. During these meetings ISS are asked to confirm that their policies and controls, including those relating to conflicts of interest, have operated effectively during the period and that they have advised us of any occasions where they have been conflicted.

ISS Conflict of Interest

There may be instances when ISS makes no recommendation on a proxy voting issue or is recused due to a conflict of interest. In these situations, the applicable portfolio manager will review the issue and, if the Companies do not also have a conflict of interest, direct the Global Events Department to direct ISS how to vote the proxies. If the Companies have a conflict of interest, the Companies, in their sole discretion, shall either engage an independent third party to provide a vote recommendation or contact the client for direction as to how to vote the proxies.

The Companies retain a copy of ISS’ Policies, Procedures and Practices Regarding Potential Conflicts of Interest (as amended or updated from time to time, the “ISS Conflict Policy”), which addresses conflicts of interest that could arise in connection with advisory services provided by ISS or its affiliates. The Companies believe that the ISS Conflict Policy contains policies and procedures that are reasonably designed to minimize any such potential conflicts of interest. The Proxy Voting Committee review the ISS Conflict Policy on an annual basis to confirm that it remains reasonably designed to minimise conflicts of interest.

Override of ISS Recommendation

There may be occasions where the Companies’ portfolio managers seek to override ISS’s recommendations if they believe that ISS’s recommendations are not in accordance with the best economic interests of clients. In the event that the Companies’ portfolio managers disagree with an ISS recommendation on a particular voting issue, the appropriate portfolio manager shall document in writing the reasons that the portfolio manager believes that the ISS recommendation is not in accordance with clients’ best economic interests and submit such written documentation to the Global Events Department.

The Global Events Team shall review the rationale stated to ensure that it is expressed in clear, understandable and complete sentences. Any concerns should be returned to the Portfolio Manager for clarification and revision of the rationale. The Global Events Team shall ensure that when the company is a client of Barings and we wish to vote with the company contrary to the recommendation of ISS, that the procedure set out in this policy under ‘Conflicts of Interest’ is followed. The Portfolio Manager’s vote instruction and rationale is then forwarded on to the Proxy Committee for review. The Proxy Voting Committee will closely analyse the explanation given, and where concerned, further clarification will be requested from the Portfolio Manager. The vote decision can only be processed when ratification is received from a member of the Proxy Voting Committee from the following departments (where not conflicted) has agreed the vote decision:

Compliance

Market Activities

Investment - Equities

Responsibility for the provision of a clear rationale for each occasion when ISS recommendation is not to be followed rests with the Portfolio Manager. Each vote successfully cast against ISS recommendations is logged in the Quarterly Proxy Voting Committee pack and also recorded by the Global Events department. The Proxy Voting Committee at each meeting will collectively review and approve the rationale given. If any rationale is judged to be inadequate, further clarification will be requested from the Portfolio Manager.

The Global Events Team can refer the matter to the Proxy Committee where there are concerned with the rationale for overriding ISS recommendations.

Special Client Instructions

There are instances when a client has instructed the Companies how they would like the Companies to vote proxies on particular issues of corporate governance or other matters. The Companies will be responsible for voting in accordance with the client instructions. The Global Events Department will maintain a list of clients that have provided the Companies with special proxy voting instructions, and will ensure that the client’s account is set up as a segregated account with ISS. Furthermore, the Global Events Department is responsible for sending a request form to the Client Service Representative responsible for that client to obtain from the Client Service Representative the specific voting instructions on behalf of that client.

Proxy Committee

The Companies have established a Proxy Voting Committee, which shall include representatives from portfolio management, operations, and legal/compliance or other functional departments as deemed appropriate who are knowledgeable regarding the proxy process. A list of the current members of the Proxy Voting Committee is attached hereto as Schedule A. A majority of the members of the Proxy Committee shall constitute a quorum and the Proxy Committee shall act by a majority vote. The Proxy Committee meetings may be conducted in person, telephonically, or via electronic communication (e-mail). A member of the Global Events Department will manage the proxy voting process, which includes the taking of minutes of the Proxy Committee, the voting of proxies, and the maintenance of appropriate records.

The Global Events Department shall call Proxy Committee meetings, prior to the casting of a vote, to review votes where ISS is conflicted. In these situations, the Proxy Committee shall meet to review the issue and direct ISS how to vote the proxy. The Proxy Committee shall review information provided to it to determine if a real or perceived conflict of interest exists and the minutes of the Proxy Committee shall describe any real or perceived conflict of interest and any procedures used to address such conflict of interest.

The Global Events Department shall also call quarterly Proxy Committee meetings to: (i) monitor the Companies’ adherence to these Procedures; (ii) review votes against ISS recommendations or where ISS was conflicted; (iii) review the list of client requests for a copy of these Procedures and/or the proxy voting record; and (iv) review new corporate governance issues and industry trends and determine whether changes to these Procedures are necessary or appropriate.

Conflicts of Interest – general

To avoid voting proxies in circumstances where the Companies have or may have any conflict of interest, real or perceived, the Companies have contracted with ISS to provide proxy analysis, vote recommendations and voting of proxies, as discussed herein. In instances where ISS has recused itself and makes no recommendation on a particular matter the portfolio manager can direct the Global Events department to direct ISS how to vote proxies assuming the portfolio manager and the Proxy Committee confirm the Companies are not conflicted. If an override submission is requested by a portfolio manager, the Proxy Committee shall determine how the proxy is to be voted, in which case the Proxy Committee will determine whether a conflict of interest exists and that the rationale to vote against ISS is reasonable and is in the best interests of clients.

There may be occasions when a portfolio manager and/or member of its team who are involved in the proxy voting decision may have a conflict of interest, or the Companies have a business relationship with the company soliciting the proxy. A person shall not be considered to have a conflict of interest if the person did not know of the conflict of interest and did not attempt to influence the outcome of a proxy vote. Any person with actual knowledge of a conflict of interest relating to a particular item shall disclose that conflict to the Global Events Department.

The following are examples of situations where a conflict of interest may exist:

•	The company soliciting the proxy is a client of the Companies;

•	The company soliciting the proxy is an affiliate of the Companies;

•	An employee of the Companies is a also a director, officer or employee of the company soliciting the proxy; and

•	A portfolio manager and/or a partner/spouse of a SIT member, who is involved in making the voting decision is a director, officer, or employee of the company soliciting the proxy.

•	A company that provides a service to Barings.

To monitor the above examples of where a conflict of interest may exist, the Global Events Department is responsible for maintaining a list of all publicly traded clients (and the client’s parent company) of the Companies. The Companies currently have no affiliates that are publicly traded companies. The London Legal Department shall maintain a list of all employees of the Companies who are directors or officers of publicly traded companies, and shall advise, as applicable, the London Head of Compliance, who will then advise the Global Events Department. The portfolio manager and members of the SIT who are involved in the voting decision are responsible for notifying the Global Events Department, via the proxy voting form, if said portfolio manager, member or said member’s partner/spouse is a director, officer or employee of the company soliciting the proxy or if the SIT member is aware of any other possible real or perceived conflicts of interest.

The Companies have a duty to vote proxies in the best interests of their clients. Therefore, in situations where there is a real or perceived conflict of interest, the Companies will either vote the securities in accordance with a pre-determined policy based upon the recommendations of an independent third party, such as a proxy voting service, or disclose the conflict to the client and obtain the client’s direction to vote the proxy. Where a Company provides a service to Barings, the vote can only be cast in line with ISS recommendations, to maintain independence and avoid a conflict of interest.

The Committee has also noted that there is certain flexibility with regard to the voting of agenda items on board members and Directors. Barings find that in instances which are beneficial to client and provide no conflict of Interest, that the approval of Directors and Board Members performing more than one role for the company under review is acceptable. This approach aims to benefit the client in cases where the Independent third party proxy provider employs one steadfast rule across a very differing and unique agenda issue, which can vary greatly depending on the company being reviewed. Any vote decision that is not in line with ISS recommendation however, must be ratified by the Proxy Voting Committee as per the process described above.

Conflicts of interest – Barings Mutual Funds

Discretionary Clients.

Where the IMA requires it OR for UK mutual funds, we cannot vote our Clients’ holdings of any mutual funds or other securities managed or advised by Barings or any other member of the MassMutual group—an “In-House Vote”—unless we have obtained the relevant Client’s prior instructions on how to vote that particular holding—and irrespective of whether we are voting in line with ISS’s recommendation.

In this scenario, each Client will need to be contacted and their specific instructions sought on how we should vote. These instructions should be obtained in accordance with any applicable requirements as regards obtaining instructions as specified in the relevant IMA / Authorised Signatory list, with appropriate records maintained to demonstrate that this has been done.

The default position will be that it is assumed the client must be contacted unless proved otherwise (note: for UK mutual funds we must always contact the clients). Where the IMA does not require the client to be contacted, then we can only vote in line with ISS recommendations. If the Portfolio Manager wishes to override ISS recommendations they must get the written agreement of the client.

Mutual Funds

In a situation where one Barings mutual fund is invested in another Barings mutual fund then the following process should be followed.

UK Funds. These units cannot be voted. This is in accordance with FSA requirements.

Non UK Funds. Voting should be undertaken in accordance with the provisions stated in the general ‘Conflict of Interest’ section above. If a Portfolio Manager wishes to override ISS (or another independent third party) recommendation then this will be referred to the Proxy Voting Committee for review. Any decision by the Proxy Voting Committee to override the recommendation of an independent third party must demonstrate why it is considered to be in the interests of Barings’ clients.

ISS Proxy Voting Guidelines

A copy of ISS’s proxy voting guidelines can be found on the ISS Website at http://www.issproxy.com/policy/2006policy.jsp.

Proxy Voting Policies and Procedures and Voting Records

A copy of these Proxy Voting Policies and Procedures as well as a record of how proxies have been voted for a client’s account will be provided to the client upon request. Clients may request a copy of these Proxy Voting Policies and Procedures and information about how the Companies voted proxies on the client’s behalf by contacting their client service representative.

Recordkeeping

The Companies must retain the following documentation as it relates to proxy voting:

1.	Copies of all Proxy Voting policies & Procedures;

2.	A copy of each proxy statement received regarding client securities;

(An adviser may satisfy this requirement by relying on a third party to make and retain, on the adviser’s behalf, a copy of a proxy statement (provided that the adviser has obtained an undertaking from the third party to provide a copy of the proxy statement promptly upon request) or may rely on obtaining a copy of a proxy statement from the Commission’s Electronic Data Gathering, Analysis, and Retrieval (EDGAR) system.)

3.	A record of each vote cast on behalf of a client;

(An adviser may satisfy this requirement by relying on a third party to make and retain, on the adviser’s behalf, a record of the vote cast, provided that the adviser has obtained an undertaking from the third party to provide a copy of the record promptly upon request.)

4.	A copy of any document created by the adviser that was material to making a decision how to vote proxies on behalf of a client or that memorializes the basis for that decision; and

5.	A copy of each written request for information on how the adviser voted proxies on behalf of the client, and a copy of any written response by the adviser to any (written or oral) client request for information on how the adviser voted proxies on behalf of the requesting client.

The above records shall be maintained and preserved in an easily accessible place for a period of not less than five years from the end of the fiscal year during which the last entry was made on such record, the first two years in an appropriate office of the adviser. The Companies rely on ISS and the Global Events Department to maintain the above records.

APPENDIX A

PROXY VOTING COMMITTEE MEMBERS

1.	Team Leader – Global Events Department (London)

2.	Head of Market Activities (London)

3.	Head of Equities (London)

4.	Head of Compliance (London)

5.	Head of Operations and Technology (London)

6.	Head of Compliance (Boston)

Item 8 – Portfolio Managers of Closed-End Management Investment Companies –

KHIEM TRONG DO —

(a)(1)	Khiem Trong Do, Head of Asia Multi-Asset, Baring Asset Management (Asia) Ltd.

Length of Service at Baring Asset Management (Asia) Ltd: 13 1/ 2 years with 33 years of investment experience in total.
Manager of Asia Pacific Fund, Inc.: from July 2004 – present

Khiem became the Head of the Asia Multi-Asset group in 2006. He is a member of the Strategic Policy Group, the Asia Pacific Specialist Investment Team and a member of the Global Multi-Asset Group. Khiem joined Baring Asset Management in 1996 as an Investment Strategist for the

Asia Pacific region from Citicorp Global Asset Management in Sydney, where he was the Chief Investment Officer, the chair of the Australian Asset Allocation Committee, and a member of the CGAM International Asset Allocation Committee. Khiem’s prior experience includes seven years at Bankers Trust Australia and seven years at Equitilink Australia Ltd. Khiem received his B.A. in Economics (Hons.) from Macquarie University (Australia). He was designated an Associate Member of the Securities Institute of Australia (the Australian CFA equivalent) in 1979. Khiem is fluent in English, Vietnamese, and French.

Khiem Do is the lead fund manager for the Fund. He works closely with his research team, composed of nine other fund managers and analysts.

(a)(2)	In addition to the Fund, Mr. Do was also responsible for the day-to-day management of the portfolio of the following accounts as of March 31, 2010:

	Number of Accounts	Number of Accounts with Performance Fee	Assets Under Management ($ US mil)	Assets Under Management with Performance Fee ($ US mil)
Registered Investment Companies	—	—	—	—
Segregated Institutional	6	—	240.9	—
Other Pooled Investment Vehicles	1	—	75.8	—

There is no material conflict between the management of Asia Pacific Fund versus other funds.

COLIN NG —

(a)(1)	Colin Ng, Head of Asian Equities, Baring Asset Management (Asia) Ltd.

Length of Service at Baring Asset Management (Asia) Ltd: 1/4 year with 16 years of investment experience in total.

Mr. Ng is Head of Asian Equities and takes the lead role in the management of Asia ex Japan products and mandates. He joined Baring Asset Management in Dec 2009 from Manulife-MFC Global Investment Management where he was the Head of Asia Pacific Equities. Colin has extensive experience in the fund management industry, he was also the Head of Asia Equities and member of executive management team at UOB Asset Management in Singapore where he led a team successfully managing a range of Asian core and sectoral mandates. Colin has collected several accolades for his success as a portfolio manager; he has the 2007 Lipper Award for his United Asia Fund; his United Greater China Fund and United Asia Growth Opportunities Fund were MorningStar 4/5-Star rated. In addition, his United Regional Growth Fund was awarded best performing Asia Pacific equities fund by MorningStar in 2008. Colin holds a Bachelor of Accountancy (Hons) from the National University of Singapore and a Masters degree in Applied Finance from Macquarie University in Australia. Colin speaks English, Mandarin and Cantonese fluently.

(a)(2)	In addition to the Fund, Mr. Ng was also responsible for the day-to-day management of the portfolio of the following accounts as of March 31, 2010:

	Number of Accounts	Number of Accounts with Performance Fee	Assets Under Management ($ US mil)	Assets Under Management with Performance Fee ($ US mil)
Registered Investment Companies	—	—	—	—
Segregated Institutional	5	1	1847.7	335.2
Other Pooled Investment Vehicles	3	—	778.6	—

There is no material conflict between the management of Asia Pacific Fund versus other funds.

HENRY CHAN —

(a)(1)

Henry Chan, Head of Asia Pacific Investment, Baring Asset Management (Asia) Ltd.

Length of Service at Baring Asset Management (Asia) Ltd: 6 years with 15 years of investment experience in total.

Mr. Chan is Head of Asia Pacific Investment. His responsibilities include the formulation of investment strategy, direction of research and management of the investment team. Henry joined Baring Asset Management in 2004 and assumed the lead role in driving our Asian institutional mandates and flagship retail products. At the specialist level, Henry is the lead manager of Greater China

Fund Inc., and co-manager of the Baring Asia Strategic Fund and Baring Australia Fund. He became the head of the Asia Pacific investment team in 2006. Henry has extensive experience in the management of both Asian regional and specialist mandates. Prior to joining Baring Asset Management he worked at INVESCO (formerly LGT) where he handled a number of Pacific Basin (including Japan) and Asia ex Japan portfolios. His specialist experience covered a number of markets including China, Hong Kong, Taiwan, Korea and Japan. He was also the lead fund manager of INVESCO Asia NET Fund, INVESCO GT Taiwan Fund and a number of Greater China portfolios. Henry received his Bachelor Degree from the London School of Economics and Political Science in 1992. He was awarded the CPA designation in 1994 and became a CFA in 1997. Henry speaks fluent English, Cantonese and Mandarin.

(a)(2)	In addition to the Fund, Mr. Chan was also responsible for the day-to-day management of the portfolio of the following accounts as of March 31, 2010:

	Number of Accounts	Number of Accounts with Performance Fee	Assets Under Management ($ US mil)	Assets Under Management with Performance Fee ($ US mil)
Registered Investment Companies	2	1	340.9	14.1
Segregated Institutional	1	1	335.2	335.2
Other Pooled Investment Vehicles	5	2	729.2	29.4

There is no material conflict between the management of Asia Pacific Fund versus other funds.

(a)(3)

Portfolio Managers are compensated via his/her annual salary plus potential for a bonus performance if the majority of the funds managed by the Portfolio Managers and his/her team achieved their excess returns objectives.

(a)(4)	As of March 31, 2010, the Portfolio Managers did not beneficially own any equity securities in the Fund.

Item 9 – Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers –

There were no purchases made by or on behalf of the registrant or any “affiliated purchaser,” as defined in Rule 10b-18(a)(3) under the Securities Exchange Act of 1934, as amended, of shares of the registrant’s equity securities made in the period covered by this report.

Item 10 – Submission of Matters to a Vote of Security Holders – Not applicable.

Item 11 – Controls and Procedures

(a)	It is the conclusion of the registrant’s principal executive officer and principal financial officer that the effectiveness of the registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time period specified in the Commission’s rules and forms and that the information required to be disclosed by the registrant has been accumulated and communicated to the registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.

(b)	There has been no significant change in the registrant’s internal control over financial reporting that occurred during the registrant’s most recent fiscal quarter of the period covered by this report that has materially affected, or is likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 – Exhibits

(a)	(1) Code of Ethics – Attached hereto as Exhibit EX-99.CODE-ETH

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act – Attached hereto as Exhibit EX-99.CERT.

(3) Any written solicitation to purchase securities under Rule 23c-1. – Not applicable.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act – Attached hereto as Exhibit EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) The Asia Pacific Fund, Inc.

By (Signature and Title)*	/S/ DEBORAH A. DOCS
Deborah A. Docs
Secretary

Date May 25, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/S/ BRIAN A. CORRIS
Brian A. Corris
President and Principal Executive Officer

Date May 25, 2010

By (Signature and Title)*	/S/ M. SADIQ PESHIMAM
M. Sadiq Peshimam
Treasurer and Chief Financial Officer

Date May 25, 2010

*	Print the name and title of each signing officer under his or her signature.